1 November 12-13, 2014 Sandler O’Neill East Coast Financial Services Conference

Safe Harbor Statement Park cautions that any forward-looking statements contained in this presentation or made by management of Park are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute our business plan successfully and within the expected timeframe; general economic and financial market conditions, and the uneven spread of positive impacts of the recovery on the economy, specifically in the real estate markets and the credit markets, either nationally or in the states in which Park and our subsidiaries do business, may be worse or slower than expected which could adversely impact the demand for loan, deposit and other financial services as well as loan delinquencies and defaults; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; changes in unemployment; asset/liability repricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes to regulations governing bank capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations could increase significantly, including product and pricing pressures, changes to third-party relationships and our ability to attract, develop and retain qualified bank professionals; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and our subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as well as future regulations which will be adopted by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, to implement the Dodd-Frank Act's provisions, the Budget Control Act of 2011, the American Taxpayer Relief Act of 2012 and the Basel III regulatory capital reforms; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of trade, monetary, fiscal and other governmental policies of the United States federal government, including interest rate policies of the Federal Reserve; the adequacy of our risk management program; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; demand for loans in the respective market areas served by Park and our subsidiaries; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2013. Park does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law. 2

3 Park National Corporation (PRK) Profile (as of September 30, 2014) • 11 Community Bank Divisions • 2 Specialty Finance Companies • One non-bank workout subsidiary • 29 Ohio counties • 118 bank branches • 7 specialty finance offices • 1,808 FTEs

Park Executive Management  David L. Trautman – President and CEO– Age: 53 President , CEO and Board Member of The Park National Bank and Park National Corporation (Park) headquartered in Newark, Ohio. He served as President of First-Knox National Bank, a division of The Park National Bank, from May 1997 through January 2002, and as its Chairman from 2001 to 2006. In addition, he served on the Board of the United Bank of Bucyrus, a division of The Park National bank, from 2000 to 2006. Mr. Trautman received his BA from Duke University and joined Park immediately following graduation. He holds an MBA, with honors, from The Ohio State University. He is a graduate of The Stonier Graduate School of Banking at The University of Delaware and the Ohio Bankers Association Leadership Institute. Mr. Trautman is past Chairman of the Ohio Bankers League, member of Newark Rotary Club, past campaign chair for United Way of Licking County, and serves as a Trustee of the Licking County Foundation and Dawes Arboretum.  C. Daniel DeLawder – Chairman – Age: 65 Chairman and Board Member of The Park National Bank and Park headquartered in Newark, Ohio. He served previously as President and CEO of The Park National Bank and Park. He served as President of the Fairfield National Bank, a division of The Park National Bank, from 1985 through 1991. He also currently serves on the Boards of MedBen, Truck One, Inc. and Fleet Service, Inc. Mr. DeLawder received his B.S.Ed., cum laude from Ohio University in Athens and joined Park immediately following graduation. He is a graduate of numerous bank industry educational programs. Mr. DeLawder is a past member of the Board of Directors of the Federal Reserve Bank of Cleveland. He is the past chairman of the Board of Trustees of Ohio University. He served as a member of the American Bankers Association (ABA) BankPac Committee as well as a member of the Government Relations Council of the ABA. He is past Chairman of the Ohio Bankers Association and a past Director-at-Large of the Community Bankers Association of Ohio. 4 Leadership Team

Park Executive Management (continued)  Brady T. Burt – Chief Financial Officer – Age: 42 Chief Financial Officer of Park since 2012. Formally served as the Chief Accounting Officer with Park since April 2007. Prior to joining Park, Mr. Burt served Vail Banks, Inc. in various capacities, including EVP-Chief Financial Officer from June 2005 to November 2006, SVP-Director of Internal Audit from September 2003 to June 2005, and VP-Assistant Audit Director from April 2002 to September 2003. Mr. Burt was also employed by Bank One from August 2001 to March 2002 and PricewaterhouseCoopers from September 1994 to August 2001, working in various accounting roles, both in Ohio and London, England. Mr. Burt received his B.S. Degree in Accounting from Miami University in 1994. In addition, he currently serves on the Finance Committee of the Licking County United Way, is a member of the Granville Rotary Club, and is an Audit Committee member of the Licking County Foundation. He is a board member of Habitat MidOhio.  Matthew R. Miller – Chief Accounting Officer – Age: 36 Chief Accounting Officer of Park since 2012. He served previously as an Accounting Vice President with Park beginning in April 2009. Prior to joining Park, Mr. Miller worked eight years at Deloitte & Touche, where his experience was primarily focused on financial service industry clients. Mr. Miller holds a bachelor’s degree in accounting, graduating summa cum laude from the University of Akron. He is a board member of both the YMCA of Licking County and Big Brothers Big Sisters of Licking and Perry Counties. He is also a member of the Development Council at The Works and the Granville Rotary Club. 5

6 Experienced Leadership Team Name Position Age Years with PRK Years In Industry David L. Trautman President & CEO 53 31 31 C. Daniel DeLawder Chairman 65 43 43 Brady T. Burt Chief Financial Officer 42 7 13  Senior leadership consists of executives with proven local market experience  Leadership team averages 26 years of banking experience  Average management tenure with Park National is approximately 21 years

7 Leadership Team – continued Name Position Age Years with PRK Years In Industry Adrienne M. Brokaw SVP – Director of Internal Audit 46 1 15 Thomas J. Button SVP – Chief Credit Officer 54 17 28 Thomas M. Cummiskey SVP – Trust 45 15 17 Robert N. Kent, Jr. President – Scope Aircraft Finance 57 11 31 Timothy J. Lehman SVP and Chief Operating Officer 50 19 19 Laura B. Lewis SVP – Human Resources & Marketing 55 30 30 Matthew R. Miller SVP – Chief Accounting Officer 36 5 11 Cheryl L. Snyder SVP – Consumer Banking 58 35 37 Paul E. Turner SVP - Treasury 47 24 24 Jeffrey A. Wilson SVP – Chief Administrative Officer 48 10 18 Jason L. Painley VP – Chief Risk Officer 37 3 14

8 Affiliate Leadership Name Position Age Years with PRK/Affiliate Years In Industry John A. Brown President – Richland Bank 45 23 23 Brett A. Baumeister President – Unity National Bank 48 10 24 William C. Fralick President – Security National Bank 60 38 38 David J. Gooch President – Park National Bank of Southwest Ohio & Northern Kentucky 45 17 23 Brian R. Hinkle President – Farmers & Savings Bank 37 9 13 Thomas M. Lyall Chairman – Century National Bank 68 43 43 Patrick L. Nash President – Century National Bank 50 27 27 Matthew R. Marsh President & CEO – Guardian Finance Company 49 15 27 Vickie A. Sant President – First-Knox National Bank 59 36 36 Donald R. Stone President – United Bank 57 18 30 John E. Swallow President – Second National Bank 58 29 39 Stephen G. Wells President – Fairfield National Bank 53 30 30

9 Highlights of the First Nine Months of 2014 • Loan growth of $164 million year to date, or 4.8% annualized, at Park’s Ohio subsidiary, The Park National Bank. • Credit quality remains strong: Park National Corporation experienced annualized net charge-offs for the first nine months of 8 basis points, and 31 basis points for Park’s Ohio operations. • Continued reduction of SEPH (formerly Vision) nonperforming assets. At September 30, 2014, the carrying value of SEPH’s nonperforming assets was approximately $42.0 million, a reduction of $17.3 million YTD. • Continued reduction of Ohio nonperforming assets. At December 31, 2013, nonperforming assets as a percentage of period end assets totaled 2.00%. This percentage has been reduced to 1.71% as of September 30, 2014.

ROA and ROE History

PRK and PRK, excluding Vision & Southeast Property Holdings, LLC (SEPH)

	Park ROAA	Park ROAA, excluding VB & SEPH	Peer median ROAA	Park ROAE [1]	Park ROAE, excluding VB & SEPH [2]	Peer median ROAE
3Q 2014 YTD (annualized)	1.17%	1.17%	0.93% [4]	11.80%	11.84%	8.12% [4]
2013	1.15%	1.15%	1.04%	11.96%	12.13%	8.89%
2012	1.11%	1.33%	0.98%	11.41%	13.94%	8.57%
2011	1.06%	1.59%	0.80%	11.81%	19.46%	7.26%
2010	0.74%	1.58%	0.29%	8.05%	18.27%	1.59%
2009	0.97%	1.61%	(0.16)%	11.81%	20.80%	(2.22)%
2008	1.02% [3]	1.63%	(0.04)%	12.12% [3]	21.57%	(1.80)%
2007	1.24% [3]	1.52%	0.87%	12.40% [3]	17.88%	9.45%
2006	1.75%	1.75%	1.11%	17.26%	17.26%	12.23%
2005	1.71%	1.71%	1.14%	17.03%	17.03%	12.96%
2004	1.81%	1.81%	1.15%	17.00%	17.00%	13.15%
Average 2004 – 2013	1.26%	1.57%	0.72%	13.09%	17.53%	7.01%

[1] Calculated using average common equity for Park National Corporation.
[2] Calculated using average common equity for Park National Corporation, excluding Vision Bank and SE Property Holdings, LLC.
[3] Adjusted for goodwill impairment charges of $55 million in 2008 and $54 million in 2007. Including the goodwill impairment charges, Park's ROAA for 2008 and 2007 was 0.20% and 0.37%,respectively, and Park's ROAE for 2008 and 2007 was 2.40% and 3.67% respectively.
[4] Due to unavailability of 3Q 2014 peer median financial metrics, data utilized herein reflects 2Q 2014 peer results.

Source: BHC Performance Report and Company Filings
Peers include all bank holding companies nationwide with total assets between $3.0 and $10.0 billion

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11 Total Return Performance Park National Corporation 50 75 100 125 150 175 200 225 250 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 Ind ex Va lue Total Return Performance Park National Corporation NYSE MKT Composite Index NASDAQ Bank SNL Bank and Thrift Index The total return stock performance graph depicts the yearly percentage change in Park’s cumulative total shareholder return over the latest 5-year fiscal periods. Calculations include the reinvestment of dividends and are indexed to the base year’s measurement point (closing price on last trading day before the beginning of the registrant’s fifth preceding fiscal year). Source: SNL

12 The Park National Bank – The bank of choice Headquarter Counties – Deposits (in thousands) Source: FDIC, June 30, 2014 Bank Division Year Joined Park Hdqtr. Co. Deposits Total County Deposits % of 2014 Market Share % of 2013 Market Share 2014 Headquarter County Market Share Rank 2013 Headquarter County Market Share Rank Park National 1908 $1,239,220 $2,115,889 58.57% 58.27% 1 1 Fairfield National 1985 401,853 1,875,451 21.43% 20.00% 1 1 Richland Bank 1987 485,952 1,715,231 28.33% 28.05% 1 1 Century National 1990 393,326 1,275,756 30.83% 31.27% 1 1 First-Knox National 1997 430,599 756,899 56.89% 56.80% 1 1 Second National 2000 247,829 1,038,191 23.87% 23.39% 2 2 Security National 2001 456,238 1,447,778 31.51% 32.12% 1 1 Seven largest OH divisions $3,655,017 $10,225,195 35.75% 35.30% Other OH divisions – headquarter counties 534,419 4,854,888 11.01% 11.50% Total OH divisions – headquarter counties $4,189,436 $15,080,083 27.78% 27.80% Remaining Ohio bank deposits $840,951 Total Ohio bank deposits $5,030,387

(in thousands) Q3 2014 Q2 2014 Q1 2014 Nine months YTD 2014 Nine months YTD 2013 2013 2012 Net interest income $56,709 $56,561 $54,480 $167,750 $165,125 $221,025 $235,315 (Recovery of) provision for loan losses 4,501 (1,260) (2,225) 1,016 3,500 3,415 35,419 Other income 19,396 19,671 16,648 55,715 55,499 73,277 70,236 1 Gain on sale of Vision business - - - - - - 22,167 Other expense 46,903 48,196 47,698 142,797 137,383 188,529 187,968 Income before income taxes $24,701 $29,296 $25,655 $79,652 $79,741 $102,358 $104,331 Federal income taxes 6,398 7,469 6,036 19,903 19,968 25,131 25,701 Net income $18,303 $21,827 $19,619 $59,749 $59,773 $77,227 $78,630 Net income excluding the gain on sale of Vision business $18,303 $21,827 $19,619 $59,749 $59,773 $77,227 $64,221 1 13 Park National Corporation – Income Statement Source: Company Filings 1 Vision Bank (“Vision”) merged with and into SEPH, a non-bank subsidiary of Park, following the sale of the Vision business to Centennial Bank (“Centennial”) on February 16, 2012. The sale of the Vision business in the first quarter of 2012 resulted in a pre-tax gain of $22.2 million ($14.4 million after-tax), which is included in the December 31, 2012 results presented in the table above.

(in millions) September 30, 2014 Dec. 31, 2013 Dec. 31, 2012 Investment securities $ 1,473 $ 1,424 $ 1,582 Loans 4,770 4,619 4,424 Allowance for loan losses (58) (59) (56) Other assets 828 654 693 Total assets $ 7,013 $ 6,638 $ 6,643 Non-interest bearing deposits $ 1,176 $ 1,194 $ 1,137 Interest bearing deposits 3,953 3,596 3,579 Total deposits $ 5,129 $ 4,790 $ 4,716 Total borrowings 1,138 1,133 1,206 Other liabilities 58 64 71 Stockholders’ equity 688 651 650 Total liabilities & shareholders’ equity $ 7,013 $ 6,638 $ 6,643 PARK NATIONAL CORPORATION Statement of Condition 14 Source: Company Filings

(In thousands) Q3 2014 Q2 2014 Q1 2014 Nine months Nine months 2013 2012 YTD 2014 YTD 2013 PNB $19,237 $22,189 $19,607 $61,033 $57,511 $75,794 $87,106 GFSC 416 478 604 1,498 2,261 2,888 3,550 Park Parent Company 1 (1,378) (1,245) (904) (3,527) 79 (1,397) 195 Ongoing operations $18,275 $21,422 $19,307 $59,004 $59,851 $77,085 $90,851 SEPH 28 405 312 745 (78) 142 (12,221) Total Park $18,303 $21,827 $19,619 $59,749 $59,773 $77,227 $78,630 Preferred dividends and accretion - - - - - - 3,425 Net income available to common shareholders $18,303 $21,827 $19,619 $59,749 $59,773 $77,227 $75,205 Quarterly Net Income by Operating Segment 15 Source: Company Filings 1 The “Park Parent Company” above excludes the results for SEPH, an entity which is winding down commensurate with the disposition of its problem assets. Management considers the “Ongoing operations” results to be reflective of the business of Park and its subsidiaries on a going forward basis. The discussion below provides some additional information regarding the segments that make up the “Ongoing operations”, followed by additional information on SEPH.

(In thousands) Q3 2014 Q2 2014 Q1 2014 Nine months YTD 2014 Nine months YTD 2013 2013 2012 Net interest income $55,400 $55,290 $53,099 $163,789 $156,819 $210,781 $221,758 Provision for (recovery of) loan losses 6,527 1,683 (140) 8,070 11,591 14,039 16,678 Fee income 18,415 18,909 15,703 53,027 53,164 70,841 70,739 Total other expense 40,923 41,979 42,311 125,213 120,592 165,665 156,516 Income before income taxes $26,365 $30,537 $26,631 $83,533 $77,800 $101,918 $119,303 Federal income taxes 7,128 8,348 7,024 22,500 20,289 26,324 32,197 Net income $19,237 $22,189 $19,607 $61,033 $57,511 $75,594 $87,106 16 Source: Company Filings The Park National Bank Income Statement

(In thousands) September 30, 2014 December 31, 2013 September 30, 2013 % change from 12/31/13 % change from 9/30/13 Loans $ 4,722,154 $ 4,557,740 $ 4,501,585 3.61% 4.90% Allowance for loan losses 55,225 56,888 55,425 (2.92)% (0.36)% Net loans 4,666,929 4,500,852 4,446,160 3.69% 4.97% Investment securities 1,470,394 1,421,937 1,387,259 3.41% 5.99% Loans held for sale 22,096 1,666 6,571 N.M. N.M. Total assets 6,915,442 6,524,098 6,588,368 6.00% 4.96% Average assets (1) 6,709,922 6,576,420 6,570,918 2.03% 2.12% Return on average assets (2) 1.22% 1.15% 1.17% 6.09% 4.27% (1) Average assets for the nine-month periods ended September 30, 2014 and 2013, and for the year ended December 31, 2013. (2) Annualized for the nine months ended September 30, 2014 and 2013. Park National Bank Statement of Condition 17 Source: Company Filings

18 Park National Bank Loans by Type Source: Company Filings as of September 30, 2014 • Commercial lending focus is on small, closely-held businesses within our markets. • Consumer mortgage and home equity portfolios are originated by Park within our footprint and have been consistently underwritten for decades. • PNB experienced solid growth in residential real estate and consumer loans in the first nine months of 2014. 9/30/2014 12/31/2013 9/30/2013 Change from Amount Amount Amount 12/31/2013 9/30/2013 Commercial Real Estate Owner Occupied $485,080 $517,230 $518,909 -6.6% -7.0% Non-Owner Occupied 467,597 473,044 478,964 -1.2% -2.4% Residential Real Estate 1,816,368 1,779,870 1,759,052 2.0% 3.2% Construction Real Estate 168,158 150,269 138,806 10.6% 17.5% Commercial & Industrial 800,586 812,630 793,964 -1.5% 0.8% Consumer 848,202 684,647 673,944 19.3% 20.5% Farmland 115,391 112,503 107,632 2.5% 6.7% Leases 3,179 3,404 3,321 -7.1% -4.5% Total Loans $4,704,561 $4,533,597 $4,474,592 3.6% 4.9% Loans Held for Sale $22,096 $1,666 $6,571 N.M. N.M. Annualized growth rate in 2014 of 4.9%

19 Park National Corporation Nonperforming Loans by Type At September 30, 2014 Source: Company Filings as of September 30, 2014 PNB Guardian SE LLC PRK Amount Percentage Amount Percentage Amount Percentage Amount Percentage Commercial Real Estate Owner Occupied $ 10,864 11.67% $ - 0.00% $ 3,992 17.05% $ 14,856 12.44% Non-Owner Occupied 5,030 5.40% - 0.00% 402 1.72% 5,432 4.55% Residential Real Estate ARM's 46,324 49.78% - 0.00% 14,031 59.95% 60,355 50.55% 15-yr fixed 670 0.72% - 0.00% - 0.00% 670 0.56% Construction Real Estate 6,315 6.78% - 0.00% 2,096 8.95% 8,411 7.04% Commercial & Industrial 20,318 21.83% 35 1.21% 2,887 12.33% 23,240 19.47% Consumer 2,554 2.74% 2,866 98.79% - 0.00% 5,420 4.54% Farmland 1,009 1.08% - 0.00% - 0.00% 1,009 0.85% Leases - 0.00% - 0.00% - 0.00% - 0.00% Total Loans $ 93,084 100.00% $ 2,901 100.00% $ 23,408 100.00% $ 119,393 100.00% Nonperforming Loans Held for Sale $ 15,475 N.M. $ - N.M. $ 6,510 N.M . $ 21,985 N.M.

(in thousands) September 30, 2014 Dec. 31, 2013 Dec. 31, 2012 Non-accrual loans 1 $ 100,471 $ 135,216 $ 155,536 Renegotiated loans 1 17,135 18,747 29,800 Loans past due 90 days or more (still accruing) 1,787 1,677 2,970 Total nonperforming loans $ 119,393 $ 155,640 $ 188,306 Non-accrual loans held for sale 21,985 Other real estate owned (OREO) 19,185 34,636 35,718 Total nonperforming assets $ 160,563 $ 190,276 $ 224,024 Percentage of nonaccrual loans and loans 90+ days past due to loans (PRK) 2.14% 2.96% 3.58% Percentage of nonaccrual, restructured and OREO to assets (PRK) 1.95% 2.84% 3.32% Texas Ratio (PRK) 23.85% 29.78% 35.38% Peer Group Information Jun. 30, 2014 Dec. 31, 2013 Dec. 31, 2012 Percentage of nonaccrual loans and loans 90+ days past due to loans (Peer Group) 1.51% 1.71% 2.53% Percentage of nonaccrual, restructured and OREO to assets (Peer Group) 1.47% 1.69% 2.15% 20 Park National Corporation Nonperforming assets 1 The carrying balance of impaired loans as a percentage of unpaid principal balance at September 30, 2014 was 59.7% and 48.4% for Park National Corporation and SEPH, respectively. Source: BHC Performance Report and Company Filings Note: The Texas Ratio is calculated as total nonperforming assets divided by the sum of tangible common equity plus the allowance for loan losses.

21 1 Vision/SEPH participations included in PNB’s nonperforming assets were approximately $10.9 million at September 30, 2014, $12.3 million at December 31, 2013 and $19.0 million at December 31, 2012. Source: BHC Performance Report and Company Filings (in thousands) September 30, 2014 Dec. 31, 2013 Dec. 31, 2012 Non-accrual loans $ 77,160 $ 99,108 $ 100,244 Renegotiated loans 17,038 18,747 29,800 Loans past due 90 days or more (still accruing) 1,787 1,677 2,970 Total nonperforming loans $ 95,985 $ 119,532 $ 133,014 Non-accrual loans held for sale 15,475 - - Other real estate owned (OREO) – PNB 7,082 11,413 14,715 Total nonperforming assets 1 $ 118,542 $ 130,945 $ 147,729 Percentage of nonaccrual loans and loans 90+ days past due to loans (PNB and Guardian) 1.66% 2.20% 2.36% Percentage of nonaccrual, restructured and OREO to assets (PNB and Guardian) 1.46% 1.98% 2.22% Texas Ratio 17.91% 20.85% 23.73% Peer Group Information Jun. 30, 2014 Dec. 31, 2013 Dec. 31, 2012 Percentage of nonaccrual loans and loans 90+ days past due to loans (PRK Peer Group) 1.51% 1.71% 2.53% Percentage of nonaccrual, restructured and OREO to assets (PRK Peer Group) 1.47% 1.69% 2.15% Park National Corporation less Vision Bank/SEPH Nonperforming Assets Note: The Texas Ratio is calculated as total nonperforming assets divided by the sum of tangible common equity plus the allowance for loan losses.

22 Commercial Loans Held for Sale Park National Corporation Sept. 30, 2014 (excluding loans HFS) 1 Sept. 30, 2014 (including loans HFS) Dec. 31, 2013 Dec. 31, 2012 Percentage of nonaccrual loans to period end loans 2.11% 2.55% 2.93% 3.52% Percentage of nonperforming loans to period end loans 2.50% 2.95% 3.37% 4.26% Percentage of nonperforming assets to period end loans 2.90% 3.37% 4.12% 5.06% Percentage of nonperforming assets to period end assets 1.98% 2.29% 2.87% 3.37% • As of September 30, 2014, Park National Corporation had classified 203 nonperforming commercial loans with a book balance of $22.0 million as held for sale. • Should the sale of these loans successfully occur, Park expects to see a further reduction in nonperforming loans and nonperforming assets. • Using balances as of September 30, 2014, the sale of these loans would reduce nonperforming loans as a percentage of period end loans by 45bps and would reduce nonperforming assets as a percentage of period end assets by 31bps. 1 Hypothetical scenario assumes that all commercial loans held for sale were sold prior to September 30, 2014.

Park National Bank Commercial Loan Portfolio Trends 23 1 Commercial loans include: (1) Commercial, financial and agricultural loans, (2) Commercial real estate loans, (3) Commercial related loans in the construction real estate portfolio and (4) Commercial related loans in the residential real estate portfolio. *Included within Park National Bank’s impaired loan totals, participations related to Vision Bank were $10.9 million, $12.3 million, and $14.1 million at September 30, 2014, December 31, 2013, and December 31, 2012, respectively. Source: Company Filings 1 $2,000,000 $2,100,000 $2,200,000 $2,300,000 $2,400,000 $2,500,000 December 31, 2012 December 31, 2013 September 30, 2014 (Data in 000s ) Held for Sale Impaired* Substandard Special Mention Pass rated $77.0MM $29.0MM $14.6 MM $89.4 MM $66.1 MM $53.5 MM $15.5 MM

A Successful History of Disciplined Strategic Growth in Ohio (11 acquisitions; 2 De Novos) 24 1908 1908  The Park National Bank is established 1985 1985  Acquisition of Fairfield National Bank 1987 1987  Park National Corporation holding company is established  Acquisition of Richland Trust Company 1990 1990  Acquisition of Century National Bank 1994 1994  Acquisition of Scope Aircraft Finance 1997 1999 2000 2001 2005 2006 1997  Acquisition of First-Knox National Bank Farmers Savings Bank 1999  Guardian Finance Company established 2000  Acquisition of United Bank  Acquisition of Second National Bank 2001  Acquisition of Security National Bank Citizens National Bank Unity National Bank 2005  Acquisition of First Federal Savings Bank of Eastern Ohio (merged with Century National Bank)  Acquisition of First Clermont Bank (became the Park National Bank of Southwest Ohio & Northern Kentucky division) 2006  Acquisition of Anderson Bank (merged with The Park National Bank of Southwest Ohio & Northern Kentucky division)

M&A Opportunities  PRK successfully completed 11 Ohio- based financial institution mergers from 1985 through 2006.  Each bank operates within PRK in an autonomous fashion; each bank retains its local community bank identity, leadership team, and advisory board of directors. Future Merger Objectives:  Dilution to tangible book value (if any) per share should be earned back in four years or less.  Earnings and integration considerations. 25

26 November 12 – 13, 2014 East Coast Financial Services Conference